Financial Instruments	6 Months Ended
Oct. 31, 2020
Investments, All Other Investments [Abstract]
Financial Instruments

Note 12 - Financial Instruments

The Company has financial instruments that are considered derivatives or contain embedded features subject to derivative accounting related to 4 convertible notes issued totaling $600,000 which included a ratchet provision in the conversion price of the lower of 1.00 or 25% discount of the price per share of Common Stock offered in the Qualified offering and also include a ratchet provision. Attached to these notes as additional consideration was 399,998 5-year warrants with a conversion price of the lower of 1.50 or 25% discount of the price per share of Common Stock offered in the Qualified offering and also include a ratchet provision. Embedded derivatives are valued separately from the host instrument and are recognized as derivative liabilities in the Company’s balance sheet. The Company measures these instruments at their estimated fair value and recognizes changes in their estimated fair value in results of operations during the period of change. The Company has estimated the fair value of these embedded derivatives for convertible debentures and associated warrants using a multinomial lattice model as of October 31, 2020. The fair values of the derivative instruments are measured each quarter, which resulted in a loss of $83,803 and derivative expense of $148,587 during the six and months ended October 31, 2020. As of October 31, 2020, the fair market value of the derivatives aggregated $812,390, using the following assumptions: estimated 2.00-5.00-year term, estimated volatility of 88.80-95.11%, and a discount rate of 0.13-0.33%.

Financial instruments measured at fair value on a recurring basis at October 31, 2020, are summarized as follows:

	Level 1	Level 2	Level 3	Total
Fair value of derivatives	$—	$812,390	$—	$812,390